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                                                                 Exhibit 99.1



                              [ZIPLINK LETTERHEAD]



ZIPLINK CONTACT:                            PUBLIC RELATIONS CONTACT:
Gary Strickland, Chief Financial Officer    Hope Williams
ZipLink, Inc.                               Collaborative Communications
Telephone: 978/551-8915                     Telephone: 617/520-9141
E-mail: gstrickland@ziplink.net             E-mail: williams@collaborative.com
        -----------------------                     --------------------------


DRAFT HOLD FOR RELEASE


     ZIPLINK SECURES $10,000,000 LINE OF CREDIT THROUGH FLEET NATIONAL BANK
                          MAJOR SHAREHOLDER BACKS LINE

LOWELL, MASS. - JULY 27, 2000 - ZipLink, Inc. (NASDAQ: ZIPL), a wholesale Internet connectivity provider in the U.S. and Canada, today announced that Fleet National Bank will provide ZipLink with a $10 million line of credit to provide working capital for the company.

The combination of this line of financing coupled with pre-existing lease lines of $20 million will allow the company to continue the expansion of its North American network. Currently, ZipLink has one of the largest dial-up networks in North America with over 800 points of presence in the U.S. and Canada.

"With this additional capital, we will be able to better secure our place in the market and expand our network," said Chris Jenkins, President of ZipLink. "Anticipated strong demand from our customers for this fall and winter mean that we need to put additional network assets in place today. Additionally, our customers know our reputation for quality and have come to expect it. We are now in a better position to assure them of both capacity availability and network quality."

Guaranteeing the liquid secured line of credit is Henry Zachs, CEO and major ZipLink shareholder. Zachs' backing of the line of credit reiterates his confidence in ZipLink's future endeavors. Multiple drawdowns or advances totaling up to $10 million, maturing in the third quarter of 2002, may be taken by the company during the next two years, subject to certain conditions.

"ZipLink competes in a very tight market," said Zachs. "The constantly evolving technology in the telecommunications space demands that companies have financial flexibility. ZipLink will be able to expand its presence and continue to invest in partnerships and joint ventures."

ABOUT ZIPLINK

ZipLink is a leading supplier of wholesale Internet connectivity and is one of the few network service providers to offer Internet access across North America on the same network. ZipLink has deployed state-of-the-art technology to deliver fast, reliable and cost-effective access services nationwide. ZipLink's network supports some of the largest and most widely used free Internet access providers. In the emerging Web appliance market, ZipLink has developed a flexible infrastructure to enable an array of electronic devices to connect to the Internet. For more information, visit the company's Web site at http://www.ziplink.com.


STATEMENTS IN THIS PRESS RELEASE CONCERNING THE COMPANY'S BUSINESS OUTLOOK OR FUTURE ECONOMIC PERFORMANCE, ANTICIPATED PROFITABILITY, REVENUES, EXPENSES OR OTHER FINANCIAL ITEMS, AND NETWORK OR SERVICE OFFERING GROWTH, TOGETHER WITH OTHER STATEMENTS THAT ARE NOT HISTORICAL FACTS, ARE "FORWARD-LOOKING STATEMENTS" AS THAT TERM IS DEFINED UNDER THE FEDERAL SECURITIES LAWS. ANY FORWARD-LOOKING STATEMENTS ARE ESTIMATES, REFLECTING THE BEST JUDGEMENT OF THE PARTY MAKING SUCH STATEMENTS BASED UPON CURRENTLY AVAILABLE INFORMATION AND INVOLVE A NUMBER OF RISKS AND UNCERTAINTIES, INCLUDING THE UTILIZATION OF THE COMPANY'S EXPANDED NETWORK BY ITS CUSTOMERS AND OTHER FACTORS WHICH COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE STATED IN SUCH STATEMENTS. RISKS, UNCERTAINTIES AND FACTORS WHICH COULD AFFECT THE ACCURACY OF SUCH FORWARD-LOOKING STATEMENTS ARE IDENTIFIED IN THE PUBLIC FILINGS MADE BY THE COMPANY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND FORWARD-LOOKING STATEMENTS CONTAINED IN THIS PRESS RELEASE OR IN OTHER PUBLIC STATEMENTS OF THE COMPANY SHOULD BE CONSIDERED IN LIGHT OF THOSE FACTORS.


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